SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of

The Securities and Exchange Act of 1934

DATE OF REPORT:

October 10, 2002

(Date of Earliest Event Reported)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

288 UNION ST., ROCKLAND, MA

(Address of Principal Executive Offices)

02370

(Zip Code)

NOT APPLICABLE

(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100

(Registrant’s Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

Attached as an exhibit hereto is a copy of a press release today by Independent Bank Corp. which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:                                  Press Release dated October 10, 2002, with the following financial statements attached:

Balance Sheet  — September 30, 2002 compared to December 31, 2001

Income Statement — Nine and three months ended September 30, 2002 and September 30, 2001

Average Balance Sheet and Average Rate Data —

Nine months ended September 30, 2002

Nine months ended September 30, 2001

Three months ended September 30, 2002

Three months ended September 30, 2001

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: October 10, 2002	BY: /S/ DENIS K. SHEAHAN
DENIS K. SHEAHAN CHIEF FINANCIAL OFFICER AND TREASURER